PINNACLE SHERMAN BREAKAWAY STRATEGY FUND

(formerly the Pinnacle TrendRating Innovative Equity Fund)

Class A Shares (APTRX) Class C Shares (CPTRX) Class I Shares (IPTRX)

a series of Northern Lights Fund Trust III

Supplement dated April 13, 2022

to the Prospectus dated February 1, 2022

The fourth paragraph under the heading “Principal Investment Strategies” on page 2 of the Prospectus is replaced in its entirety with the following:

If equities are trending downward based on market indicators, the Fund’s assets are primarily invested in cash and/or cash alternatives, except during periods where equity funds have, over the history of the S&P 500, shown a high probability of profit when invested in domestic equities (including through ETFs) based on the closing price of the S&P 500. These periods of high probability of profit are typically at the beginning and end of calendar months and shortly before holidays.

The last sentence of the fifth paragraph under the heading “Principal Investment Strategies” on page 5 is replaced with the following:

The Fund is invested in cash and/or cash alternatives when directed by the models except during periods that have historically shown a high probability of profit when invested in domestic equities (including through ETFs) based on the closing price of the S&P 500 over the history of the S&P 500, which are typically at the beginning and end of calendar months and shortly before holidays.

The following disclosure is added to the Fund’s Principal Investment Risks on page 2 and 5 of the Prospectus:

ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the ETF.

This Supplement, and the Fund’s Prospectus and Statement of Additional Information, each dated February 1, 2022, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-985-9830.

Please retain this Supplement for future reference.